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                   MUTUAL OF AMERICA INVESTMENT CORPORATION

                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995

Mutual of America Capital Management Corporation (the "Adviser"), the investment adviser for Mutual of America Investment Corporation (the "Corporation"), has decided to assume responsibility for the investment of assets of the Aggressive Growth Portfolio of the Aggressive Equity Fund, currently managed by Deutsche Morgan Grenfell/C.J. Lawrence Inc., formerly known as C.J. Lawrence/Dentsche Bank Securities Corporation ("C.J. Lawrence"). The Adviser and C.J. Lawrence have agreed to terminate their Subadvisory Agreement effective October 1, 1995. As of that date, all references in the Prospectus to C.J. Lawrence and its Subadvisory Agreement with the Adviser are deleted, and Charles Rinaldi, a Senior Vice President of the Adviser and the portfolio manager for the Aggressive Value Portfolio of the Aggressive Equity Fund since its inception, will serve as portfolio manager for all Fund assets.

                                                              September 22, 1995